EX99.23(j)(2)


POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Babson Value Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Babson Value Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Babson Value Fund, Inc. and in the maintenance of such registrations.

Larry D. Armel
Stephen R. Ross
Richard L. Graber

IN WITNESS WHEREOF, I have hereunto set my hand this of 23rd day of January, 1992.

/s/Francis C. Rood
Francis C. Rood


Sworn to before me this of 23rd day of January, 1992.



Elizabeth L. Allwood, Notary Pub1ic
County of Jackson, State of Missouri


My commission expires November 19, 1995.

POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Babson Value Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Babson Value Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Babson Value Fund, Inc. and in the maintenance of such registrations.

Larry D. Armel
Stephen R. Ross
Richard L. Graber

IN WITNESS WHEREOF, I have hereunto set my hand this of 23rd day of January, 1992.

/s/William H. Russell
William H. Russell


Sworn to before me this of 23rd day of January, 1992.



Elizabeth L. Allwood, Notary Pub1ic
County of Jackson, State of Missouri


My commission expires November 19, 1995.

POWER OF ATTORNEY


WHEREAS the undersigned is a Director of Babson Value Fund, Inc., a Maryland Corporation which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the Babson Value Fund, Inc. intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the Babson Value Fund, Inc. and in the maintenance of such registrations.

Larry D. Armel
Stephen R. Ross
Richard L. Graber

IN WITNESS WHEREOF, I have hereunto set my hand this of 23rd day of January, 1992.

/s/H. David Rybolt
H. David Rybolt


Sworn to before me this of 23rd day of January, 1992.



Elizabeth L. Allwood, Notary Pub1ic
County of Jackson, State of Missouri


My commission expires November 19, 1995.